UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 14, 2003


                      South Carolina Electric & Gas Company
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             (Exact name of registrant as specified in its charter)



        South Carolina                1-3375                  57-0248695
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(State or other jurisdiction       (Commission               (IRS Employer
  of incorporation)                 File Number)            Identification No.)



1426 Main Street, Columbia, South Carolina                     29201
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code: (803) 217-9000
                                                    --------------



                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

        On May 14, 2003, the registrant entered into an Underwriting Agreement with UBS Warburg LLC, Banc of America Securities LLC and Credit Suisse First Boston LLC for the sale of $300,000,000 principal amount of its First Mortgage Bonds, 5.30% Series due May 15, 2033.

Item 7.  Financial Statements and Exhibits.

        (c)    Exhibits.

               1. Underwriting Agreement dated May 14, 2003 among South Carolina Electric & Gas Company, UBS Warburg LLC, Banc of America Securities LLC and Credit Suisse First Boston LLC.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                South Carolina Electric & Gas Company
                                           (Registrant)




May 16, 2003                       By: s/James E. Swan, IV
                                       James E. Swan, IV
                                       Controller

                                  EXHIBIT INDEX
  Number


     1. Underwriting Agreement dated May 14, 2003 among South Carolina Electric & Gas Company, UBS Warburg LLC, Banc of America Securities LLC and Credit Suisse First Boston LLC.

                                                                Exhibit 1


                      SOUTH CAROLINA ELECTRIC & GAS COMPANY
                                  $300,000,000
                       First Mortgage Bonds, 5.30% Series
                                Due May 15, 2033


                             UNDERWRITING AGREEMENT

                                                           May 14, 2003


UBS Warburg LLC
Banc of America Securities LLC
Credit Suisse First Boston LLC
     Each Individually and Acting as Representatives for the Underwriters Named in Schedule A hereto

c/o UBS Warburg LLC
299 Park Avenue
New York, New York  10171

c/o Banc of America Securities LLC
100 North Tryon Street
Charlotte, North Carolina  28255

c/o Credit Suisse First Boston LLC
11 Madison Avenue
New York, New York  10010


Ladies and Gentlemen:

         The undersigned South Carolina Electric & Gas Company, a South Carolina corporation (the "Company"), addresses you as the representatives (the "Representatives") of each of the persons, firms and corporations listed in Schedule A hereto (the "Underwriters").

         The term "Representatives" as used herein shall be deemed to mean the firms and/or corporations addressed hereby. If there is only one firm or corporation to which this Agreement (the "Agreement") is addressed, such term shall be deemed to mean such firm or corporation. If there are any Underwriters in addition to yourselves, you represent that you have been authorized by each of the Underwriters to enter into this Agreement on their behalf and to act for them in the manner herein provided in all matters relating to carrying out the provisions of this Agreement. If there are no Underwriters other than yourselves, the term "Underwriters" shall be deemed to mean the Representatives. All obligations of the Underwriters hereunder are several and not joint.

         The Company hereby confirms its agreement with the several Underwriters as follows:

         1. Description of the Bonds. The Company has authorized the issuance and sale of $300,000,000 principal amount of its First Mortgage Bonds, 5.30% Series due May 15, 2033 (the "Bonds"), to be issued under and secured by (i) the Indenture, dated as of April 1, 1993 (the "Indenture"), made by the Company to The Bank of New York, successor to NationsBank of Georgia, National Association, as trustee (the "Trustee"), and (ii) a Second Supplemental Indenture from the Company to the Trustee (hereinafter called the "Supplemental Indenture"), dated as of June 15, 1993 (the Indenture as so supplemented being hereinafter collectively referred to as the "Indenture as Supplemented"). The Bonds are being issued under the Indenture as Supplemented on the basis of a like principal amount of the Company's First and Refunding Mortgage Bonds (the "Class A Bonds"), issued or to be issued under the Company's Indenture dated as of January 1, 1945, as supplemented (the "Class A Mortgage"), to JPMorgan Chase Bank, successor to Central Hanover Bank and Trust Company, as trustee, delivered to and held by the Trustee under the Indenture as Supplemented. The Class A Mortgage constitutes, subject to certain exceptions, a first mortgage lien on substantially all of the public utility properties of the Company. The Bonds shall be dated, shall mature, shall bear interest, shall be payable and shall otherwise conform to the description thereof to be contained in the Prospectus relating to the Bonds referred to in Section 2(a) hereof and to the provisions of the Indenture as Supplemented. No amendment to the Indenture as Supplemented is to be made prior to the Closing Date hereinafter referred to unless said amendment is first approved by you.

         2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter that:

                  (a) A registration statement (File No. 333-101449) on Form S-3 with respect to the Bonds, including a prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") under such Acts, and has been filed with and declared effective by the Commission. Copies of such registration statement and any amendments thereto heretofore filed (including all exhibits except those incorporated therein by reference) have heretofore been delivered to you. The Company will file with the Commission a prospectus and a prospectus supplement relating to the Bonds pursuant to Rule 424 under the Act. The registration statement when it became effective and as it may be amended as of the date of this Agreement is hereafter referred to as the "Registration Statement" and the prospectus as supplemented including all documents incorporated therein by reference (collectively, the "Incorporated Documents") is hereafter referred to as the "Prospectus." If the Company files any documents pursuant to Sections 13 or 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the time the Registration Statement became effective and prior to the termination of the offering of the Bonds by the Underwriters, which documents are deemed to be incorporated by reference in the Prospectus, the term "Prospectus," unless the context otherwise indicates or requires, shall refer to said Prospectus as supplemented by the documents so filed from and after the time said documents are filed with the Commission.

                  (b) No order suspending the effectiveness of the Registration Statement or otherwise preventing or suspending the use of the Prospectus has been issued by the Commission and is in effect and no proceedings for that purpose are pending, or to the knowledge of the Company, threatened by the Commission. The Incorporated Documents, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (c) When the Registration Statement became effective and at all times subsequent thereto up to and on the Closing Date (hereinafter defined), (i) the Registration Statement and Prospectus and any post-effective amendments or supplements thereto contained and will contain all statements and information which are required to be stated therein by the Act, the Trust Indenture Act and the rules and regulations of the Commission under such Acts, and in all material respects, conformed and will conform to the requirements thereof, and
         (ii) neither the Registration Statement nor the Prospectus nor any post-effective amendment or supplement thereto included or will include any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing representations and warranties shall not apply to information contained in or omitted from the Registration Statement or Prospectus or any such amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof, or to any information relating to the book-entry system of payments and transfers of the Bonds or the depository therefor set forth under the caption "Book-Entry System" provided by The Depository Trust Company or to any statements in or omissions from the Statement of Eligibility (Form T-1) of the Trustee.

                  (d) The financial statements of the Company incorporated by reference in the Prospectus fairly present the financial condition of the Company as of the dates indicated and the results of operations and changes in financial position for the periods therein specified; and said financial statements have been prepared in accordance with generally accepted accounting principles, applied on a consistent basis throughout the periods involved. Deloitte & Touche LLP, who have audited certain of such financial statements, as set forth in their report with respect to such financial statements, are independent public accountants with respect to the Company as required by the Act and the rules and regulations of the Commission thereunder.

                  (e) The Company has been duly organized and is validly existing as a corporation under the laws of the State of South Carolina; the Company has the corporate power and authority to own and operate the properties now owned by it and to carry on its business as now being carried on by it, as described in the Prospectus; and the Company is duly licensed or qualified to do business as a foreign corporation in each jurisdiction which requires such licensing or qualification wherein it owns material properties or conducts material business. The Company has no subsidiaries other than SCE&G Trust I, a Delaware business trust.

                  (f) This Agreement has been duly authorized, executed and delivered by the Company.

                  (g) The Company is a "public utility company" and a "subsidiary company" of a "registered holding company" as such terms are defined in the Public Utility Holding Company Act of 1935, as amended (the "1935 Act").

                  (h) The Bonds have been duly authorized and, when duly executed, authenticated and issued as provided in the Indenture as Supplemented and delivered pursuant to this Agreement, will constitute valid and legally binding obligations of the Company entitled to the security and benefits of the Indenture as Supplemented, will be secured equally and ratably with all other Bonds to be issued under the Indenture as Supplemented, and will conform to the description thereof contained in the Prospectus. The Indenture as Supplemented has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, and constitutes a legally valid and directly enforceable mortgage lien (except to the extent that enforcement of such lien may be limited by the effect of certain laws and judicial decisions upon the remedies provided in the Indenture as Supplemented, which, however, do not make the remedies afforded inadequate for the practical realization of the security and benefits provided by the Indenture as Supplemented, and except as enforceability of such lien may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and by general equity principles) upon the respective properties subject thereto (which properties constitute substantially all of the electric utility properties of the Company) subject only to Permitted Liens (as defined in the Indenture), the prior lien of the Class A Mortgage and to minor defects and irregularities customarily found in properties of like size and character which do not materially impair the use of the property affected thereby in the operations of the business of the Company, and the Indenture as Supplemented conforms to the description thereof contained in the Prospectus.

                  (i) Except as set forth in the Prospectus, since the respective most recent dates as of which information is given in the Prospectus (exclusive of any amendments or supplements after the date hereof), the Company has not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, which are material to the Company, and there has not been any material change in the capital stock or long-term debt of the Company, or any material adverse change, or any development which the Company has reasonable cause to believe will involve a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, net worth or results of operations of the Company, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) (a "Material Adverse Effect").

                  (j) Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company, threatened, any action, suit or proceeding, to which the Company is a party, before or by any court or governmental agency or body, which might result in a Material Adverse Effect. There are no contracts or documents of the Company which are required to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations of the Commission thereunder which have not been so filed.

                  (k) The Company holds good and marketable title in fee simple, except as otherwise stated in the Prospectus, to all of the real property referred to therein as being owned by it, free and clear of all liens and encumbrances, except liens and encumbrances referred to in the Prospectus (or reflected in the financial statements included therein) and liens and encumbrances which are not material in the aggregate and do not materially interfere with the conduct of the business of the Company and the properties referred to in the Prospectus as held under lease by the Company are held by it under valid and enforceable leases with such exceptions as do not materially interfere with the conduct of the business of the Company.

                  (l) The Class A Bonds which heretofore or on the date hereof have been issued or on the Closing Date shall have been issued to the Trustee under the Indenture as Supplemented as the basis for the issuance of the Bonds have been duly authorized, executed, authenticated and delivered to the Trustee under the Indenture as Supplemented, constitute valid and legally binding obligations of the Company, entitled to the security and benefits of the Class A Mortgage, and are equally and ratably issued with all other bonds issued under the Class A Mortgage.

                  (m) The Class A Mortgage constitutes a legally valid and directly enforceable first mortgage lien (except to the extent that enforcement of such lien may be limited by the effect of certain laws and judicial decisions upon the remedies provided in the Class A Mortgage, which, however, do not make the remedies afforded inadequate for the practical realization of the security and benefits provided by the Class A Mortgage, and except as enforceability of such lien may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and by general equity principles) upon the respective properties subject thereto (which properties constitute substantially all of the utility properties of the Company) subject only to excepted encumbrances (as defined therein) and to minor defects and irregularities customarily found in properties of like size and character, which do not materially impair the use of the property affected thereby in the operation of the business of the Company, and the Class A Mortgage conforms to the description thereof contained in the Prospectus.

                  (n) The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property of the Company is subject, the Company's Restated Articles of Incorporation, as amended, or by-laws, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Bonds by the Company hereunder, except such as may be required under the Act, the Trust Indenture Act or state securities laws and except for the approval of The Public Service Commission of South Carolina, all of which (except as may be required under state securities laws) have been obtained or will be obtained prior to the Closing Date and are or will be in full force and effect; and the Company has full power and authority to authorize, issue and sell the Bonds on the terms and conditions herein set forth.

                  (o) The Company is not and, after giving effect to the offering and sale of the Bonds and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         3. Purchase, Sale and Delivery of the Bonds. On the basis of representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the several Underwriters named in Schedule A hereto, and each such Underwriter agrees, severally and not jointly, to purchase from the Company at the purchase price set forth in such Schedule B the principal amount of Bonds set forth opposite the name of such Underwriter in such Schedule A.

                  The Bonds will be delivered by the Company to you for the accounts of the several Underwriters against payment of the purchase price therefor by wire transfer in federal (same day) funds at the office of McNair Law Firm, P.A., 1301 Gervais Street, 17th Floor, Columbia, South Carolina 29201, or such other office as may be mutually agreeable, at the date and time specified on Schedule B (or, if the New York and American Stock Exchanges and commercial banks in The City of New York are not open on such day, the next day on which such exchanges and banks are open), or at such other time not later than eight full business days thereafter as you and the Company determine, such time being herein referred to as the "Closing Date."

                  It is understood that you, individually and not as Representatives of the Underwriters, may (but shall not be obligated to) make payment to the Company, on behalf of any Underwriter or Underwriters, for the Bonds to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

         4. Covenants. The Company covenants and agrees with each Underwriter that:

                  (a) The Company will file no amendment to the Registration Statement, and prior to the completion of the offering of the Bonds make no supplement to the Prospectus, including the initial supplement to the Prospectus which is filed pursuant to Rule 424 under the Act referred to in Section 2(a) hereof, of which you have not been advised and furnished with a copy or to which you have promptly and reasonably objected; it will notify you, promptly after it shall receive notice thereof, of the time when any post-effective amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed; it will notify you promptly of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; it will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus which, in your opinion, may be necessary or advisable in connection with the distribution of the Bonds by the Underwriters; it will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Bonds; and it will furnish to you at or prior to the filing thereof a copy of any document which upon filing is deemed to be incorporated by reference in the Prospectus.

                  (b) The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any proceeding for that purpose having been instituted or threatened by the Commission; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

                  (c) Within the time during which a prospectus relating to the Bonds is required to be delivered under the Act, the Company will comply as far as it is able with all requirements imposed upon it by the Act, as now and hereafter amended, and by the rules and regulations of the Commission thereunder, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Bonds as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Prospectus to comply with the Act or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, the Company will promptly notify you and, if such event occurs within nine months after the date hereof, the Company will at its own cost and expense amend or supplement the Prospectus in order to correct such statement or omission and in order that the Prospectus as so amended or supplemented will comply with the requirements of Section 10(a)(1) of the Act or file such document to effect such compliance. In case any Underwriter is required to deliver a Prospectus relating to the Bonds at any time nine months or more after the date hereof, the Company will, at the expense of the Underwriter requesting the same, prepare promptly such prospectus or prospectuses and thereafter amend or supplement the same as may be necessary to permit compliance with the requirements of
         Section 10(a)(3) of the Act.

                  (d) The Company will use its best efforts to qualify the Bonds for sale under the securities laws of such jurisdictions as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Bonds, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state. The Company will also arrange for the determination of the Bonds' eligibility for investment under the laws of such jurisdictions as you reasonably request.

                  (e) The Company has furnished or will furnish to the Underwriters, as soon as available, copies of the Registration Statement (three of which will be signed and will include all exhibits except those incorporated by reference), the Prospectus (including all documents incorporated by reference therein but excluding exhibits to such documents), and all amendments and supplements to such documents, including any prospectus prepared to permit compliance with Section 10(a)(3) of the Act, all in such quantities as you may from time to time reasonably request.

                  (f) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the effective date of the Registration Statement which shall satisfy the provisions of Section 11(a) of the Act.

                  (g) So long as any of the Bonds are outstanding, the Company agrees to furnish to you, and, upon request, to each of the other Underwriters, (i) as soon as they are available, copies of all the reports (financial or other) and any definitive proxy statements mailed to security holders or filed with the Commission and (ii) from time to time such other information concerning the business and financial condition of the Company as you may reasonably request.

                  (h) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective or is terminated under the provisions of Section 9 hereof, will pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including, without limitation, the fees and expenses of the Company's accountants and counsel for the Company, all costs incident to the preparation, printing and filing under the Act of the Registration Statement, the Prospectus and all amendments and supplements thereto, any fees charged by any investment rating agencies for rating the Bonds, all fees and disbursements incurred by the Company and by the Underwriters in connection with the qualification of the Bonds under the laws of various jurisdictions as provided in Section 4(d) hereof and the determination of their eligibility for investment under the laws of various jurisdictions (including the cost of furnishing to the Underwriters memoranda relating thereto and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith), the cost of furnishing to the Underwriters copies of the Registration Statement, the Prospectus and each amendment and supplement thereto, in such numbers as you may reasonably request, the costs and charges of the Trustee and of any depository in connection with a book-entry system of payments and transfers, and the cost of preparing the Bonds. If the sale of the Bonds provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligation hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the several Underwriters for all reasonable out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Bonds or in contemplation of performing their obligations hereunder. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

                  (i) The Company will apply the net proceeds from the sale of the Bonds to be sold by it hereunder for the purposes set forth under "Use of Proceeds" in the Prospectus.

                  (j) The Company will not for a period of 30 days after the commencement of the public offering of the Bonds, without the prior written consent of the Representatives, sell, contract to sell or otherwise dispose of any other of its First Mortgage Bonds.

                  (k) The Company will file with the Commission a Certificate of Notification on Form U-6B-2 under the 1935 Act within ten days of the Closing Date.

         5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Bonds, as provided herein, shall be subject to the accuracy, as of the date hereof and the Closing Date (as if made on the Closing Date), of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

                  (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

                  (b) No Underwriter shall have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which in your opinion is material or omits to state a fact which in your opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (c) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), there shall not have been any change in the capital stock or long-term debt of the Company or any adverse change, or any development involving a prospective adverse change, in the condition, financial or otherwise, or in the business, net worth or results of operations of the Company from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment makes it impractical or inadvisable to offer or deliver the Bonds on the terms and in the manner contemplated in the Prospectus.

                  (d) On the Closing Date, you shall have received the opinion of McNair Law Firm, P.A., counsel for the Company, dated the Closing Date, to the effect that:

                           (i) The Company is validly existing as a corporation
                  under the laws of the State of South Carolina and is empowered by its Restated Articles of Incorporation, as amended, to own and operate the properties now owned and proposed to be owned by it and to carry on its business as now carried on and proposed to be carried on as described in the Prospectus.

                           (ii) Each of the Indenture as Supplemented and the
                  Class A Mortgage has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument enforceable against the Company in accordance with its terms and the Indenture as Supplemented has been qualified under the Trust Indenture Act.

                           (iii) The Class A Bonds which heretofore or on the
                  date hereof have been issued to the Trustee under the Indenture as Supplemented as the basis for the issuance of the Bonds have been duly authorized by all necessary corporate action, have been duly executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and the terms of the Class A Mortgage, are entitled to the security and benefits of the Class A Mortgage and are secured equally and ratably with all other bonds issued under the Class A Mortgage.

                           (iv) The Bonds have been duly authorized by all
                  necessary corporate action, have been duly executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and the terms of the Indenture as Supplemented, are entitled to the security and benefits of the Indenture as Supplemented and are secured equally and ratably with all other bonds issued under the Indenture as Supplemented.

                           (v) This Agreement has been duly authorized, executed
                  and delivered by the Company.

                           (vi) The Indenture as Supplemented, the Bonds and the
                  Class A Mortgage conform in all material respects to the statements concerning them in the Prospectus.

                           (vii) The documents incorporated by reference in the
                  Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and, based upon such counsel's participation in conferences with representatives of the Company and its accountants and participation in certain prior financings of the Company, they do not believe that any of such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

                           (viii) The statements in the Prospectus under the
                  captions "Terms of The New Bonds" and "Description of the New Bonds," insofar as such information purports to be descriptions of or summaries of the Bonds, the Indenture as Supplemented, the Class A Bonds and the Class A Mortgage, fairly present the information purported to be shown.

                           (ix) The Company has filed with the Commission a
                  prospectus supplement relating to the Bonds pursuant to and within the time period prescribed by the applicable provisions of Rule 424 under the Act. The Registration Statement has become effective under the Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and, based upon such counsel's participation in conferences with representatives of the Company and its accountants and participation in certain prior financings of the Company, they do not believe that on the date hereof or the Closing Date either the Registration Statement or the Prospectus (or the Registration Statement or Prospectus as amended or supplemented by any amendment or further supplement thereto made by the Company prior to the Closing Date) contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, in their opinion, the Registration Statement and the Prospectus, as of the date hereof (or the Registration Statement or Prospectus as amended or supplemented by any amendment or further supplement thereto made by the Company prior to the Closing Date), appear on their face to be appropriately responsive in all material respects to the requirements of the Act, the Trust Indenture Act and the rules and regulations of the Commission under such acts (except that no opinion need be expressed as to financial statements and other financial information contained or incorporated by reference in the Registration Statement or to any information relating to the book-entry system of payments and transfers of the Bonds or the depository therefor set forth under the caption "Book-Entry System" provided by The Depository Trust Company or as to the Trustee's Statement of Eligibility on Form T-1).

                  In rendering said opinion, (i) counsel may rely upon the opinion of H. Thomas Arthur, Esquire, delivered pursuant to paragraph (e), with respect to matters of title, property descriptions, recording fees and taxes and the filing, recordation and liens of the Indenture as Supplemented and the Class A Mortgage; (ii) counsel may state that the enforceability of the Class A Mortgage, the Class A Bonds, the Indenture as Supplemented and the Bonds is subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and general principles of equity; and (iii) counsel may state that although certain provisions of the Class A Mortgage and the Indenture as Supplemented may not be enforceable in whole or in part, the inclusion of such provisions does not affect the validity of the Class A Mortgage or Indenture as Supplemented, which contain adequate provisions for the practical realization of the benefits and security provided therefor.

                  (e) On the Closing Date, you shall have received the opinion of H. Thomas Arthur, Esquire, Senior Vice President and General Counsel of the Company dated the Closing Date, covering the matters set forth in clauses (i) to (ix), inclusive, of paragraph (d) of this Section and such other matters incident to the transactions contemplated hereby as you may reasonably request, and also to the effect of subsections (i) through (x) below, in each case subject to such exceptions specified in such opinion with respect to the matters referred to in clauses (i),
         (ii), (iii), (iv) and (v) of this paragraph (e) as such counsel may deem appropriate, which exceptions in the opinion of the counsel rendering such opinion do not materially interfere with the maintenance and operation by the Company of the properties now owned by it or with the conduct by the Company of the business now carried on by it. In rendering the opinion set forth in clause (i) of paragraph (d) counsel shall also state that the Company is duly licensed or qualified in each jurisdiction which requires such licensing or qualification wherein it owns material properties or conducts material business.

                           (i) The Company has fee title to all the real
                  property (except (i) rights-of-way, water rights and flowage rights, (ii) that electric transmission and electric and gas distribution lines are constructed principally on rights-of-way which are maintained under or held by easement and (iii) that the fee ownership of the lands upon which the Company's Stevens Creek dam is situated may extend only to the abutment sites on each side of the Savannah River) and has good and valid title to all of the personal property described or referred to in each of the Class A Mortgage and the Indenture as Supplemented as owned by it (except property heretofore released from or conveyed subject to the liens thereof or retired in accordance with the provisions thereof), subject to no liens or encumbrances other than (a) excepted encumbrances and Permitted Liens, (b) the lien of the Class A Mortgage, (c) the lien of the Indenture as Supplemented and
                  (d) the fact that titles to certain properties are subject to reservations and encumbrances such as are customarily encountered in the public utility business and which do not materially interfere with their use, and the descriptions of and references to such real and personal property contained in each of the Class A Mortgage and the Indenture as Supplemented are adequate for the purposes thereof. No notice has been given to the Company by any governmental authority of any proceeding to condemn, purchase or otherwise acquire any of the properties of the Company and, so far as such counsel knows, no such proceeding is contemplated.

                           (ii) The Indenture as Supplemented has been duly
                  filed for recording and recorded, and constitutes a legally valid and direct enforceable mortgage lien upon the respective properties presently subject thereto subject only to Permitted Liens and the prior lien of the Class A Mortgage.

                           (iii) The Class A Mortgage has been duly filed for
                  recording and recorded and constitutes a valid direct first mortgage lien on the respective properties presently subject thereto subject only to excepted encumbrances.

                           (iv) Except as set forth in "Security - Lien of the
                  Mortgage" and "The Class A Mortgage - Security" under "Description of the New Bonds" in the Prospectus, substantially all fixed electric utility properties used or useful in its electric utility business (other than those of the character not subject to the lien of the Indenture as Supplemented as aforesaid and properties heretofore released from or conveyed subject to the lien thereof or retired in accordance with the provisions thereof) acquired by the Company after the date of the Indenture, and substantially all fixed properties and franchises used or useful in its public utility businesses (other than those of the character not subject to the lien of the Class A Mortgage as aforesaid and properties heretofore released from or conveyed subject to the lien thereof or retired in accordance with the provisions thereof) acquired by the Company after the date of the Class A Mortgage have become subject to the respective liens thereof, subject, however, to excepted encumbrances or Permitted Liens, as the case may be, the lien of the Class A Mortgage in the case of the Indenture as Supplemented, and to liens, if any, existing or placed thereon at the time of the acquisition thereof by the Company.

                           (v) Except as otherwise set forth in the Prospectus,
                  the Company has such valid franchises, certificates of convenience and necessity, operating rights, licenses, permits, consents, approvals, authorizations and/or orders of governmental bodies, political subdivisions or regulatory authorities, free from burdensome restrictions, as are necessary for the acquisition, construction, ownership, maintenance and operation of the properties now owned by it and the conduct of the business now carried on by it as described in the Registration Statement and Prospectus, and the Company is not in default or violation of any of the foregoing and is carrying on its business in accordance therewith and, to the best of his knowledge, with all applicable federal, state and other laws and regulations.

                           (vi) The descriptions in the Registration Statement
                  and Prospectus of statutes, legal and governmental proceedings, contracts and other documents are, to the best of his knowledge, accurate and fairly present the information required to be shown therein, and such counsel does not know of any legal or governmental proceedings required to be described in the Prospectus which are not described as required, nor of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or required to be incorporated by reference into the Prospectus or to be filed as exhibits to the Registration Statement which are not described or incorporated by reference or filed as required.

                           (vii) An order has been or orders have been entered
                  by The Public Service Commission of South Carolina permitting the issuance and sale of the Bonds as contemplated hereby, and no further authorization or consent of any public body or board is required for the issuance and sale by the Company of the Bonds as contemplated hereby, except as may be required under state securities or Blue Sky laws.

                           (viii) The consummation of the transactions
                  contemplated herein and the fulfillment of the terms hereof and compliance by the Company with all terms and provisions of the Indenture as Supplemented and the Class A Mortgage will not result in a breach of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, note agreement or other agreement or instrument known to such counsel to which the Company is a party or by which it is bound or to which any of the property of the Company is subject, or the Restated Articles of Incorporation, as amended, or by-laws of the Company, or to the best of his knowledge, any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory body or administrative agency or other governmental body having jurisdiction over the Company or its property.

                           (ix) All recording fees and taxes applicable to or in
                  connection with the recording of the Class A Mortgage and the Indenture as Supplemented and all applicable taxes on or in connection with the issuance of the Bonds have been paid.

                           (x) After due inquiry, such counsel does not know of
                  any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

                           In giving the opinion contemplated by clauses (ii)
                  and (iii), counsel shall state what, if any, re-recording or re-filing of the Class A Mortgage and the Indenture as Supplemented is required and what, if any, further supplemental indentures or other instruments are required to be executed, filed and/or recorded or notices given, in order to extend the liens of the Class A Mortgage and Indenture as Supplemented to after-acquired property, or to maintain such liens with respect to future advances. Furthermore, in rendering said opinion, (i) counsel may state that the enforceability of the Class A Mortgage, the Class A Bonds, the Indenture as Supplemented and the Bonds, and the enforceability of the respective lien of the Class A Mortgage and the Indenture as Supplemented, are subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and general principles of equity and (ii) counsel may state that although certain provisions of the Class A Mortgage and the Indenture as Supplemented may not be enforceable in whole or in part, the inclusion of such provisions does not affect the validity of the Class A Mortgage or the Indenture as Supplemented, which contain adequate provisions for the practical realization of the benefits and security provided therefor.

                  (f) On the Closing Date, you shall have received from Troutman Sanders LLP, counsel for the several Underwriters, such opinion or opinions with respect to the incorporation of the Company, the validity of the Bonds, the Registration Statement, the Prospectus and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters. In rendering their opinion, such counsel may rely upon the opinion of H. Thomas Arthur, Esquire referred to above as to all matters governed by South Carolina law.

                  (g) On the date hereof and on the Closing Date, you shall have received a letter from Deloitte & Touche LLP, dated the date hereof and the Closing Date, respectively, addressed to you and in form and substance satisfactory to you, (1) confirming that they are independent accountants with respect to the Company as required by the Act and the rules and regulations of the Commission thereunder and (2) with respect to the accounting, financing, or statistical information (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) contained in the Registration Statement or incorporated by reference therein, and containing statements and information of the type ordinarily included in accountants' SAS 72 "Comfort Letters" to underwriters, with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus, including any pro forma financial information.

                  (h) On the Closing Date, you shall have received from the Company a certificate, signed by its Chairman, President or a Vice President and by its principal financial or accounting officer, dated the Closing Date, to the effect that, to the best of their knowledge based on reasonable investigation:

                           (i) the representations and warranties of the Company
                  in this Agreement are true and correct in all material respects, as if made on and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or threatened, under the Act; and

                           (iii) the Registration Statement and the Prospectus,
                  and any amendments or supplements thereto, contain all statements and information required to be included therein, and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, since the date hereof there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth and there has been no document required to be filed under the Exchange Act and the rules and regulations of the Commission thereunder and which upon such filing would be deemed to be incorporated by reference in the Prospectus, which has not been so filed.

                  (i) The Company shall have furnished to you such further certificates and documents as you shall have reasonably requested.

                  (j) There shall not have occurred after the date hereof any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act.

         All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request. In giving the opinions contemplated by paragraphs (d), (e) and (f) of this Section 5, counsel need not express any opinion either as to matters of Georgia law, including the enforceability of the Indenture as Supplemented thereunder, and may rely upon certificates of state officials as to the Company's good standing and upon certificates of officers of the Company as to matters of fact relevant to such opinions and may assume (i) that the Bonds have been executed on behalf of the Company by the manual or facsimile signatures of the President or a Vice President and the Secretary or an Assistant Secretary of the Company and have been duly authenticated by the Trustee and (ii) that the signatures on all documents examined by them are genuine.

         6. Indemnification and Contribution.

                  (a) The Company will indemnify and hold harmless each Underwriter, its directors, officers, employees, agents and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities, joint or several, to which such Underwriter, director, officer, employee, agent or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Underwriter, director, officer, employee, agent or controlling person for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

                  (b) Each Underwriter severally and not jointly will indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, employees, agents and each person, if any, who controls the Company within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by you, or by such Underwriter through you, specifically for use in the preparation thereof; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent that it shall wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 6 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding.

                  (d) If the indemnification provided for in this Section 6 is unavailable under subsection (a) or (b) above to a party that would have been an indemnified party under subsection (a) or (b) above ("Indemnified Party") in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder ("Indemnifying Party") shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Bonds. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the Indemnified Party failed to give the notice required under subsection (c) above, then each Indemnifying Party shall contribute to such amount paid or payable by such Indemnified Party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the initial supplement to the Prospectus which is filed pursuant to Rule 424 under the Act referred to in Section 2(a) hereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim (which shall be limited as provided in subsection (c) above if the Indemnifying Party has assumed the defense of any such action in accordance with the provisions thereof). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         7. Representations and Agreements to Survive Delivery. All representations, warranties and agreements of the Company herein or in certificates delivered pursuant hereto, and the indemnity and contribution agreements of the several Underwriters contained in Section 6 hereto, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling persons, or the Company or any of its officers, directors or any controlling persons and shall survive delivery of the Bonds to the Underwriters hereunder.

         8. Substitution of Underwriters.

                  (a) If any Underwriter or Underwriters shall fail to take up and pay for the principal amount of Bonds agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Bonds in accordance with the terms hereof, and the principal amount of Bonds not purchased does not aggregate more than 10% of the aggregate principal amount of the Bonds, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective commitments hereunder except as may otherwise be determined by you) the Bonds which any withdrawing or defaulting Underwriters agreed but failed to purchase; however, if such Bonds not purchased aggregate more than 10% of the aggregate principal amount of the Bonds, the remaining Underwriters shall have the right, but shall not be obligated, to take up and pay for (in such proportions as shall be determined by you) the Bonds which the defaulting Underwriter or Underwriters agreed but failed to purchase. If such remaining Underwriters do not, at the Closing Date, take up and pay for the Bonds which the defaulting Underwriter or Underwriters agreed but failed to purchase, the time for delivery of the Bonds shall be extended to the next business day to allow the several Underwriters the privilege of substituting within 24 hours (including non-business hours) another underwriter or underwriters satisfactory to the Company. If no such underwriter or underwriters shall have been substituted, as aforesaid, the time for delivery of the Bonds may, at the option of the Company, be again extended to the next following business day, if necessary, to allow the Company the privilege of finding within 24 hours (including non-business hours) another underwriter or underwriters, satisfactory to you, to purchase the Bonds which the defaulting Underwriter or Underwriters agreed but failed to purchase. If the remaining Underwriters shall not take up and pay for all such Bonds agreed to be purchased by the defaulting Underwriters, or substitute another underwriter or underwriters as aforesaid, and the Company shall not find or shall not elect to seek another underwriter or underwriters for such Bonds as aforesaid, then this Agreement shall terminate. In the event of any such termination the Company shall not be under any liability to any Underwriter (except to the extent provided in Section 4(h) and in Section 6 hereof), nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the principal amount of Bonds agreed by such Underwriter to be purchased hereunder) be under any liability to the Company (except to the extent provided in Section 6 hereof).

                  (b) If the remaining Underwriters or substituted underwriters take up the Bonds of the defaulting Underwriter or Underwriters as provided in this Section, (i) the Company shall have the right to postpone the time of delivery for a period of not more than seven full business days, in order to effect any changes which may be made necessary thereby in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may be made necessary thereby, and (ii) the respective principal amounts of Bonds to be purchased by the remaining Underwriters or substituted underwriters shall be taken as the basis of their respective underwriting obligations for all purposes of this Agreement. A substituted underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

                  (c) Nothing herein shall relieve a defaulting Underwriter from liability for its default.

         9. Effective Date of this Agreement and Termination.

                  (a) This Agreement shall become effective upon your accepting it in the manner indicated below.

                  (b) You, as Representatives of the several Underwriters, shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date if
         (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any material agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, (iii) trading on the New York Stock Exchange or the American Stock Exchange shall have been wholly suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange or the American Stock Exchange, by the New York Stock Exchange or the American Stock Exchange or by order of the Commission or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by Federal or New York authorities, or (vi) an outbreak or escalation of major hostilities in which the United States is involved, a declaration of war by Congress, any other substantial national or international calamity or crisis, a default in payment when due of interest on or principal of any debt obligations of, or the institution of proceedings under the Federal bankruptcy laws by or against, any State of the United States, a material disruption in settlement or clearance procedures, or any other event or occurrence of a similar character shall have occurred since the execution of this Agreement which, in your judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Bonds. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(h) and Section 6 hereof shall at all times be effective.

                  (c) If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section, the Company shall be notified promptly by you by telephone or telegram, confirmed by letter. If the Company elects to prevent this Agreement from becoming effective, you shall be notified promptly by the Company by telephone or telegram, confirmed by letter.

         10. Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to you, shall be mailed, delivered or telegraphed and confirmed to you at the addresses designated on Schedule B, or if sent to the Company, shall be mailed, delivered or telegraphed and confirmed to the Company at 1426 Main Street, Columbia, South Carolina 29201, Attention: Secretary. Notice to any Underwriter pursuant to
Section 6 shall be mailed, delivered or telegraphed and confirmed to such Underwriter in care of the Representatives at the addresses designated in Schedule B. Any party to this Agreement may change such address for notices by sending to the parties to this agreement written notice of a new address for such purpose.

         11. Parties. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and assigns and said controlling persons and said officers and directors and for the benefit of no other person or corporation. No purchaser of any of the Bonds from any Underwriter shall be construed a successor or assign merely by reason of such purchase.

         In all dealings with the Company under this Agreement, you shall act on behalf of each of the several Underwriters, and any action under this Agreement taken by you will be binding upon all Underwriters.

         12. Applicable Law. The Agreement shall be governed by, and construed in accordance with, the laws of the State of New
York.

         If the foregoing correctly sets forth the understanding between the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the several Underwriters.

                           Very truly yours,

                           SOUTH CAROLINA ELECTRIC & GAS COMPANY


                           By: s/James E. Swan IV
                               ---------------------------------------------
                           Its:  Controller
                                --------------------------------------------

The foregoing agreement is hereby confirmed and accepted, as of the date first above written.



UBS WARBURG LLC
acting individually and as Representative of the Underwriters named in Schedule A hereto


By: s/Kimberly Blue
      Authorized Signatory
      Name:  Kimberly Blue
      Title:    Managing Director

By: s/Ryan Donovan
      Authorized Signatory
      Name:  Ryan Donovan
      Title:    Associate Director



BANC OF AMERICA SECURITIES LLC acting individually and as Representative of the Underwriters named in Schedule A hereto


By: s/Peter J. Carbone
    -------------------------------------------------
      Authorized Signatory
      Name:  Peter J. Carbone
             -------------------------------------------
      Title:    Vice President
                ----------------------------------------------



CREDIT SUISSE FIRST BOSTON LLC acting individually and as Representative of the Underwriters named in Schedule A hereto


By: s/Michael Davis
      Authorized Signatory
      Name:  Michael Davis
      Title:    Director

                                   SCHEDULE A

                                  UNDERWRITERS




                                                 Principal Amount of Bonds
    Name of Underwriter                              To be Purchased

UBS Warburg LLC                                         $100,000,000
Banc of America Securities LLC                          $100,000,000
Credit Suisse First Boston LLC                          $100,000,000
                                                        ------------

                      Total                             $300,000,000

                                   SCHEDULE B

Title of Bonds: First Mortgage Bonds, 5.30% Series due May 15, 2033 Aggregate Principal Amount of the Bonds: $300,000,000

     Initial Price to Public: 99.807% of the principal amount of the Bonds, plus any interest accrued from May 21, 2003 to the date of delivery.

Purchase Price to be Paid by the Underwriters:
                           98.932% of the principal amount of the Bonds, plus any interest accrued from May 21, 2003 to the date of delivery.

Closing Date:  May 21, 2003 at 10:00 AM

Closing Location: McNair Law Firm, P.A.
                           1301 Gervais Street, 17th Floor
                           Columbia, South Carolina  29201

Address for Notices to the Underwriters:
                           UBS Warburg LLC
                           299 Park Avenue
                           New York, New York  10171
                           Attention:  Thomas R. Osborne
                           Facsimile No.:  212-821-6451

                           Banc of America Securities LLC
                           100 North Tryon Street
                           Charlotte, North Carolina  28255
                           Attention:  Cindy Grim
                           Facsimile No.:  704-386-1319

                           Credit Suisse First Boston LLC
                           11 Madison Avenue
                           New York, New York  10010
                           Attention:  Transactions Advisory Group
                           Facsimile No.:  212-325-8278

                           With a copy of any notice also sent to:
                           Troutman Sanders LLP
                           1111 East Main Street
                           Richmond, Virginia  23219
                           Attention:  Jill M. Misage
                           Facsimile No.:  804-698-5198